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                                   EXHIBIT 24

                                POWER OF ATTORNEY


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                               POWERS OF ATTORNEY

                       DIRECTORS OF CAPITAL HOLDINGS, INC.

                  Know all men by these presents that each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint John S. Szuch his true and lawful attorney with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as director or officer, or both, of Capital Holdings, Inc., an Ohio corporation (the "Company"), to a Registration Statement on Form S-8 registering under the Securities Act of 1933, common stock to be issued under the Capital Bank, N.A. Retirement Savings Plan, and to any and all amendments, post-effective amendments and exhibits to that Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he might or could do if personally present, and hereby ratifying and confirming all that said attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been signed at Sylvania, Ohio, this 18th day of November, 1997.


    /s/ James M. Appold                             Director
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James M. Appold

    /s/ David P. Bennett                            Director
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David P. Bennett

                                                    Director
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Yale M. Feniger

    /s/ George A. Isaac, III
--------------------------------                    Director
George A. Isaac, III

    /s/ Michael C. Landin                           Director
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Michael C. Landin

    /s/ Ronald R. Langenderfer                      Director
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Ronald R. Langenderfer

    /s/ Joel A. Levine                              Director
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Joel A. Levine
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                                                    Director
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W. G. Lyden, III


    /s/ Thomas W. Noe                               Director
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Thomas W. Noe

    /s/ Noel S. Romanoff                            Director
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Noel S. Romanoff

    /s/ James D. Sayre                              Director
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James D. Sayre

    /s/ James M. Tuschman                           Director
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James M. Tuschman